UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

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VIACOMCBS INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	VIACA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	VIAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On March 26, 2020, ViacomCBS Inc. (“ViacomCBS” or the “Company”) issued the following statement. All information in this statement is furnished but not filed.

ViacomCBS Inc. Statement

2020 Outlook

Global concerns about the coronavirus disease 2019 (“COVID-19”) have impacted the macroeconomic environment, as well as ViacomCBS’ business. As a result of COVID-19 and measures to prevent its spread, ViacomCBS is withdrawing its previous guidance as to its 2020 financial results. While ViacomCBS has experienced production delays, the Company has seen increased viewership across its broadcast and cable properties, and is utilizing its deep library of content to mitigate in part the impact of those delays. The Company is also working proactively to offset a portion of anticipated revenue losses through cost-savings initiatives.

ViacomCBS is reaffirming its expectation to achieve $750 million of full run-rate merger-related cost synergies over the next three years. The Company is also reaffirming its expectation to have approximately 16 million domestic streaming subscribers in pay and approximately 30 million monthly active users on Pluto TV as it exits 2020. The Company this week has also announced multi-year agreements to renew CBS affiliations with local stations across the country.

Still, the impact of COVID-19 on ViacomCBS’ businesses – including the postponement of theatrical releases domestically and internationally, cancellation or rescheduling of sports events for which the Company had broadcast rights, and production delays in television and filmed entertainment programming – could be material to the Company’s operating results, cash flows and financial position. The magnitude of the impacts will depend on the duration and extent of the COVID-19 pandemic and the impact of federal, state, local and foreign governmental actions and consumer behavior in response to the pandemic and such governmental actions. Due to the evolving and uncertain nature of this situation, we are not able to estimate the full extent of the negative impact on ViacomCBS’ operating results, cash flows and financial position – including advertising and filmed entertainment revenues – particularly over the near to medium term.

Liquidity

As previously disclosed in Note 8 “Debt” to the consolidated financial statements in ViacomCBS’ Annual Report on Form 10-K for the year ended December 31, 2019, ViacomCBS has access to a committed $3.5 billion revolving credit facility with a maturity in January 2025 which is available for general corporate purposes and to support commercial paper outstanding, if any. As of December 31, 2019, the Company had no outstanding borrowings under the revolving credit facility, $699 million of commercial paper outstanding, and $632 million of cash on its balance sheet. As of March 26, 2020, the Company has not drawn on its revolving credit facility and has approximately $932 million of short-term indebtedness, including $732 million of commercial paper outstanding and $200 million of short-term bank borrowings. The Company has upcoming corporate debt maturities in the next 12 months of $300 million in February 2021 and $500 million in March 2021.

Item 8.01 Other Events.

Global concerns about the coronavirus disease 2019 (“COVID-19”) have impacted the macroeconomic environment, as well as ViacomCBS’ business. The impact of COVID-19 on ViacomCBS’ businesses – including the postponement of theatrical releases domestically and internationally, cancellation or rescheduling of sports events for which the Company had broadcast rights, and production delays in television and filmed entertainment programming – could be material to the Company’s operating results, cash flows and financial position. The magnitude of the impacts will depend on the duration and extent of the COVID-19 pandemic and the impact of federal, state, local and foreign governmental actions and consumer behavior in response to the pandemic and such governmental actions. Due to the evolving and uncertain nature of this situation, we are not able to estimate the full extent of the negative impact on ViacomCBS’ operating results, cash flows and financial position – including advertising and filmed entertainment revenues – particularly over the near to medium term.

Cautionary Statement Concerning Forward-Looking Statements

This Form 8-K contains both historical and forward-looking statements. All statements that are not statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements reflect the Company’s current expectations concerning future results, objectives, plans and goals, and involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause future results, performance or achievements to differ. These risks, uncertainties and other factors are discussed in the risk factors disclosed in the Company’s Annual Report on Form 10-K filed with the SEC on February 20, 2020 and also include the impacts of the COVID-19 pandemic and measures taken in response, as noted in this Form 8-K. Other risks may be described in the Company’s news releases and filings with the SEC, including but not limited to the Company’s reports on Form 10-Q and Form 8-K. The forward-looking statements included in this Form 8-K are made only as of the date of this document, and the Company does not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2020	VIACOMCBS Inc.

	By:	/s/ Christa A. D’Alimonte
Christa A. D’Alimonte
Executive Vice President, General Counsel and Secretary